Statutory Prospectus Supplement dated March 12, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class R5 and Class R6 shares of the Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund.

The following information is included as the last sentence in the first paragraph under “Other Information – Dividends and Distributions” in the prospectus for the Fund:

“For Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund, distributions may consist of dividend income, return of capital and capital gains.”

O-AIF-PRO-1031-SUP-1